SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 24, 2001

WEST COAST BANCORP

(Exact name of registrant as specified in its charter)

OREGON
(State or other jurisdiction of incorporation)

0-10997	93-810577

(Commission File Number)	IRS Employer Identification No.

5335 SW Meadows Rd, Suite 201
Lake Oswego, OR 97035
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (503) 684-0884

Item 4 — Changes in Registrant’s Certifying Accountant
Item 7 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99

Item 4 — Changes in Registrant’s Certifying Accountant

a)	The Audit and Compliance Committee and the full Board of Directors of West Coast Bancorp have discussed and approved the decision to engage the accounting firm of Deloitte & Touche as independent accountants and have also determined not to retain the services of Arthur Andersen LLP.

b)	The decision to change accountants was approved on July 24, 2001 and will become effective upon the filing of the company’s second quarter 10-Q Report.

c)	During the two most recent fiscal years and the subsequent interim period, Arthur Andersen LLP filed no report containing any adverse opinion or disclaimer of opinion or that was qualified or modified as to uncertainty, audit scope or accounting principles.

d)	During the two most recent fiscal years and the subsequent interim period, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

e)	The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the Commission, stating whether it agrees with the above statements. A copy of such letter is attached as an Exhibit to the Form 8-K.

Item 7 — Financial Statements and Exhibits

     (a)       Exhibits:

(99)	Letter from Arthur Andersen LLP.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 30, 2001.

WEST COAST BANCORP

By:	/s/ Robert D. Sznewajs

Robert D. Sznewajs President and Chief Executive Officer

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